Exhibit 99




                        UNISOURCE ENERGY CORPORATION


                        TUCSON ELECTRIC POWER COMPANY

                            _____________________


                      STATEMENTS OF CORPORATE OFFICERS
         (Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

                            _____________________

     Each of the undersigned, James S. Pignatelli, Chairman of the Board, President and Chief Executive Officer of UniSource Energy Corporation and Tucson Electric Power Company (each a "Company"), and Kevin P. Larson, Vice President, Treasurer and Chief Financial Officer of each Company, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that each Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2003, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended, and that the information contained therein fairly presents, in all material respects, the financial condition and results of operation of such Company.


May 15, 2003

                                 /s/  James S. Pignatelli
                                 --------------------------------
                                      James S. Pignatelli
                                  Chairman of the Board, President
                                     and Chief Executive Officer
                                   UniSource Energy Corporation
                                   Tucson Electric Power Company


                                 /s/  Kevin P. Larson
                                 --------------------------------
                                      Kevin P. Larson
                                  Vice President, Treasurer and
                                     Chief Financial Officer
                                  UniSource Energy Corporation
                                  Tucson Electric Power Company



     A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.